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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

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                        Date of Report: January 21, 2004

                                  PLEXUS CORP.
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             (Exact name of registrant as specified in its charter)



         Wisconsin                   000-14824                 39-1344447
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(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)

55 Jewelers Park Drive, Neenah, Wisconsin         54957-0156
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(Address of principal executive offices)          (Zip Code)

               Registrant's telephone number, including area code:
                                 (920) 722-3451
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Item 12. Results of Operations and Financial Condition.
On January 21, 2004, Plexus Corp. announced its results for the first quarter of fiscal 2004, ended December 31, 2003. A copy of Plexus' related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.

                                    * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 21, 2004                     /s/ F. Gordon Bitter
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                                            F. Gordon Bitter
                                            Chief Financial Officer




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                                 Exhibit Index
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Exhibit Number           Description
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Exhibit 99.1             Press Release